RBC Capital Markets Global Energy and Power Conference June 8, 2010 JOSEPH M. BENNETT Executive Vice President and Chief Investor Relations Officer Exhibit 99.1

Phone: 504.568.1010     |     Fax: 504.566.4580     |     Web: www.tdw.com |     Email: connect@tdw.com
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the
Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, volatility in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, field development and production; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets;
uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation, especially in higher risk countries where we operate; foreign currency fluctuations; labor influences proposed by international conventions; and enforcement of laws related to the environment, labor and foreign corrupt practices. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

601 Poydras Street, Suite 1900, New Orleans, LA 70130

Key Takeaways History of earnings growth and solid returns World’s largest and newest fleet provides basis for continued earnings growth Strong balance sheet 3

Safety – A Top Priority 4

Many Safety Challenges (Weather, Security, etc.) 5

An Example of our Safety Culture 6 Damon B. Bankston

$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.41
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal
2004
Fiscal
2005
Fiscal
2006
Fiscal
2007
Fiscal
2008
Fiscal
2009
Fiscal
2010
Significant Earnings Growth
7
32% Six-Year Compounded
Annual Earnings Growth Rate
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in
Fiscal 2010 is exclusive of $.87 per share Venezuelan provision, a $.70 per share tax benefit related to favorable resolution of tax litigation and a
$0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter.
Adjusted Return
On Avg. Equity 4.3% 7.2% 12.4% 18.5%         18.3% 19.5%         11.9%

Vessel Count Estimated Cost
AHTS 80 $1,426m
PSV’s 74 $1,449m
Crewboats & Tugs 67 $289m
TOTALS:
(1)
221 $3,164m
(2)
(1) Includes vessels added to the fleet financed by leases.
(2) $2,704m (85%) funded through 3/31/10.
The Largest Modern Fleet
in the Industry…
8
At 3/31/10, 170 new vessels in fleet with ~5 year average age
Vessel Commitments
Jan. ’00 – March ‘10

Count
AHTS 18
PSV 16
Crew and Tug 2
Total 36
Vessels Under Construction*
As of March 31, 2010
… And our Lead is Growing
9
* Includes five new vessels committed to purchase as of 3/31/10
Estimated delivery schedule –
21 in FY ‘11, 13 in FY ‘12 and
2 thereafter.
CAPX of $334m in FY ‘11, $135m in
FY ‘12 and $1m in FY ‘13

Vessel Population By Owner
(Includes AHTS and PSV’s only) Estimated as of Late-April 2010
10
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others
(1,774 total
vessels for
300+ owners)
280
108
106
71
63
60
5

0

10
15
20
3/31/06 3/31/07 3/31/08 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13
Significant Average Age Improvement
11
Assumptions:  1) Average 45 vessel disposals per year in future (averaged 47 per year last three years).
2) Includes 36 vessels under construction (including five purchase commitments) in year delivered plus additional newbuilds/acquisitions from approximately $500 million per year of future commitments (average additional 20 vessels per year). Tidewater is not committed to spending $500 million annually, but this level is used as an assumption in estimating average fleet age in the future.
20
17

Avg. Dayrates
$15,705*
$17,276
(+ 10%)
$19,003
(+ 10%)
83.1%*
85.0%
90.0%
$5.75
EPS
$7.26
EPS
$10.97
EPS
266 Vessel count assumption (170 current new vessels + 36 under construction + 20 additional new vessels per year for three years).
Where Could Fiscal 2014 Find Us?
Potential for Earnings Acceleration
* 3/31/10 quarter actual stats
This info is not meant to be a
prediction of future earnings
performance, but simply an
indication of earning sensitivities
resulting from future fleet
additions and reductions and
varying operating assumptions.

International Strength
Unique global footprint; 50+ years of Int’l experience
Unmatched scale and scope of operations
International market opportunities
Growth
Longer contracts
Better utilization
Higher dayrates
Solid customer base of NOC’s and IOC’s

Our Global Footprint “Boots on the Ground” 14

North America
20
(7%)
Central/South America
69
(23%)
Europe / M.E.
32
(11%)
Far East
42
(14%)
International / U.S.
2010:  93% / 7%
2000:  62% / 38%
Vessel Distribution by Region
(Excludes stacked vessels – as of 3/31/10)
West Africa
131
(45%)

-50% 0% 50% 100% 150% 200% Mar-05 Mar-06 Mar-07 Mar-08 Mar-09 Mar-10 TDW DJIA S&P500 OSX OSX 52% S&P 500 9% DJIA 16% TDW 36% Returns vs. the Market Five Year Stockholder Return 16

March 2010 March 2009
Cash $223 $251
Stockholders’ Equity $2,464 $2,245
Long-term Debt $275 $300
Net Debt to Total Cap 2.1% 2.1%
A Strong Balance Sheet
and Ready Liquidity
17
~ $675 million of Available Liquidity at 3/31/10
(Cash plus $450m Revolver)
($ in Millions)

Year  Ended
3/31/10 3/31/09
Revenues $1,169 $1,391
Adjusted Net Earnings* $279 $407
Adjusted EPS* $5.41 $7.89
Net Cash from Operations $328 $526
Capital Expenditures $452 $474
* Adjusted Net Earnings and Adjusted EPS for the year ended 3/31/10 excludes
$44.6 million, or $0.87 per share, related to provision for Venezuelan operations, $36.1 million, or $0.70 per share, tax benefit related to favorable resolution of tax litigation and $11.4 million, or $0.22 per share, charge for the proposed settlement with the SEC of the company’s FCPA matter.
Selected Financial Highlights

$ in Millions,
Except Per Share Data

What Tidewater has to offer Investors 19 History of earnings growth and solid returns World’s largest and newest fleet provides basis for continued earnings growth Strong balance sheet

Financial Strategy Maintain Financial Strength Deploy Capital Deliver Results Focused on Long Term Shareholder Value 20

RBC Capital Markets Global Energy and Power Conference June 8, 2010 JOSEPH M. BENNETT Executive Vice President and Chief Investor Relations Officer

Appendix 22

0.00 0.25 0.50 0.75 1.00 TIDEWATER DOW CHEMICAL DUPONT EXXON MOBIL BP Safety Record Rivals Leading Companies 23 Total Recordable Incident Rates 2002 2003 2004 2005 2006 2007 Calendar Years 2008

0
100
200
300
400
500
Active Fleet Dispositions
Continually Acquiring New and
Disposing of Mature Vessels
(As of 3/31/10)
24
330
(B)
502
(C)
206 New Vessels (A)
411 Sold
91 Scrapped
(A) Net new vessels added to the fleet since January 2000, including 36 vessels under construction at 3/31/10. This new vessel total excludes 15 new vessels that were acquired, then disposed (mostly to a TDW joint venture.)
(B) Total fleet count excludes 83 stacked vessels as of 3/31/10.
(C) 502 vessel dispositions generated $653 million of proceeds and $270 million of gains over the last 11 years.

Fleet Cash Operating Margins

Note: Cash operating margins are defined as vessel revenue less vessel operating expenses.
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Fiscal Years
50%
40%
30%
20%
10%
60%
Total Fleet
Operating Margin %
New Vessels
Traditional Vessels
38.6%
37.6%
46.5%
41.9%
36.9%
38.7%
49.1%
54.6%
51.9%
51.3%
46.8%

NOC's
24%
Others
35%
Super Majors
41%
Current Revenue Mix
Quality of Customer Base

Our top 10 customers in Fiscal 2010 (6 Super Majors,
3 NOC’s and one large independent) accounted for 63% of our revenue

Our Significant Uses of Cash

Over this eleven year period, TDW invested $3.2 billion in CAPX
($2.8 billion in our new fleet), and paid out $407 million in dividends and $516 million through share repurchases.
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
CAPX Dividend Share Repurchase

Has Our Industry Bottomed Yet?
Global Economies Improving
Credit Markets Healthier
Oil & Gas Demand Rising
Oil & Gas Prices at Comfortable Level
E&P Spending +11% for 2010
Offshore Rig Count – Jackups Recovering; Floaters
Stronger

50%
60%
70%
80%
90%
3/07 9/07 3/08 9/08 3/09 9/09 3/10
Utilization
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
Dayrate
* Dayrate and utilization information is for all classes of vessels operating international.
International Vessels
Dayrates and Utilization

$100 change in dayrate = $7.8M in revenue
1% change in utilization = $15.4M in revenue

International Vessels Dayrates

* Dayrate and utilization information is for all classes of vessels operating international.
$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
$19,000
03/07 09/07 03/08 09/08 03/09 09/09 03/10
Traditional Vessels
New Vessels

Domestic Vessels
Dayrates and Utilization

* Dayrate and utilization information is for all classes of vessels operating in the U.S.
30%
40%
50%
60%
70%
80%
90%
3/07 9/07 3/08 9/08 3/09 9/09 3/10
Utilization
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
Dayrate

Domestic Vessels Dayrates

* Dayrate and utilization information is for all classes of vessels operating in the U.S.
$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
$19,000
$21,000
$23,000
03/07 09/07 03/08 09/08 03/09 09/09 03/10
Traditional Vessels
New Vessels

Recent Accomplishments
No lost time accidents since August 2008
Respectable earnings & returns in a trough (tough) market
Selected acquisitions of choice assets
Disciplined disposal of traditional equipment
Delivery of 45 new vessels over last two fiscal years
Balance Sheet still solid
Strategy working – Poised to seize opportunities

0

150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010
The Worldwide Fleet - Retirements
Expected to Exceed New Deliveries
(Includes AHTS and PSV’s only) Estimated as of Late-April 2010
34
Source: ODS-Petrodata and Tidewater
As of late-April 2010, there are
approximately 456 additional AHTS
and PSV’s (~18.5% of the global fleet)
under construction.
Global fleet estimated at 2,462 vessels, including 366 vessels that are
30+ yrs old (15%)
, and another 477 vessels that are 25-29 yrs old (19%).

Source: ODS-Petrodata and Tidewater
Working Rig Counts
“Peak to Present”
35
GOM accounts for 21 of the 56 working jackup count variance
Jackups Semi Drillships Total
June 2008 379 145 30 554
Late-April
2010
323 150 46 519
Variance (56) 5 16 (35)

36
Working for
TDW Top 10
customers
Working for
other
customers
Working for
TDW Top 10
customers
Working for
other
customers
Our top 10 customers are operating nearly 22% of world jackups and 46% of floater fleet.
Jackups
(323 Working Rigs)
Floater Rigs
(196 Working Rigs)
69
254
91
105
Rigs Contracted By Our Top 10 Customers
(Estimated as of Late-April 2010)